As filed with the Securities and Exchange Commission on April 29, 2002

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2002

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21643 (Commission File No.)	45-1570294 (I.R.S. Employer Identification No.)

3172 Porter Drive

Palo Alto, California 94304

(Address of Principal Executive Offices including Zip Code)

(650) 384-8500

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

On April 22, 2002, the Registrant publicly disseminated a press release announcing certain financial results for the fiscal quarter ended March 31, 2002.

                The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated April 22, 2002, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)          Exhibits.

99.1                           Registrant’s Press Release dated April 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2002	CV THERAPEUTICS, INC.

	By:	/s/ DANIEL K. SPIEGELMAN
Daniel K. Spiegelman Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)